UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 17, 2016 (February 16, 2016)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610 San Antonio, Texas	78216
(Address of Principal Executive Offices)	(Zip Code)

(210) 829-9000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2016, Harte Hanks, Inc. (the “Company”) announced the appointment of Shirish R. Lal as its Executive Vice President, Chief Operating Officer & Chief Technology Officer, with an anticipated effective date of March 7, 2016.  The positions of Chief Operating Officer and Chief Technology Officer are newly created and report to the President and Chief Executive Officer of the Company. Mr. Lal, 49, joins the Company after 11 years at CenturyLink, Inc. (“CenturyLink”), where he most recently served as its Chief Marketing Officer.

Offer Letter

The Company and Mr. Lal entered into an offer letter agreement, approved by the Company’s Board of Directors (the “Board”) on February 16, 2016, providing for at-will employment and the following compensation arrangements for Mr. Lal:  (i) annual base salary of $400,000; (ii) annual target incentive opportunity under the Company’s 2016 Annual Incentive Plan of 75% of annual base salary; and (iii) a one-time bonus of $200,000 (half of which must be repaid if he resigns or is terminated for cause before his first anniversary of employment with the Company).

Equity Awards

Mr. Lal also will be granted (on the third business day of his employment) the following equity-based inducement awards approved by the independent members of the Board pursuant to the award agreements filed herewith:  (i) a non-qualified stock option award, with the number of shares subject to the option determined by dividing $150,000 by the per share Black-Scholes value of a Company non-qualified stock option as of the grant date, and with an exercise price equal to the closing market price per share of the Company’s common stock on the grant date, which option shall vest in four equal installments on the first four anniversaries of the grant date and expire on the tenth anniversary of the grant date, but which also vests in full in the event of death or Disability (as defined in the Amended and Restated Severance Agreement described below under “Other Compensation”) prior to termination or pursuant to the Amended and Restated Severance Agreement; and (ii) an award of shares of restricted common stock of the Company for which he will be entitled to receive dividends as declared by the Board, with the number of shares determined by dividing $210,000 by the closing price of the Company’s common stock on the grant date and which vest in three equal installments on the first three anniversaries of the grant date, but which also vests in full in the event of death or Disability (as defined in the Amended and Restated Severance Agreement) prior to termination or pursuant to the Amended and Restated Severance Agreement.  Additionally, on April 16, 2016 (or such other date that the Board makes annual equity grants to executive officers), Mr. Lal will be granted a performance unit award with the maximum number of units determined by dividing $240,000 by the closing price of the Company’s common stock on the grant date.  The performance unit award will vest at the same time, and based on the performance measures, established at the time of grant by the Compensation Committee of the Board for Mr. Lal and other executive officers.

Other Compensation

Mr. Lal also will receive the standard perquisites for Company officers at the Executive Vice President level, as may be approved by the Board or the Board’s Compensation Committee from time to time.  These perquisites include (i) participation (with a 12-month severance period) in the Company’s Executive Severance Policy as filed on January 30, 2015 as Exhibit 10.1 to Form 8-K, and as may be amended by the Company from time to time; (ii) the right to enter into the Company’s form of severance agreement, substantially in the form of the agreement filed on March 19, 2015 as Exhibit 10.1 to Form 8-K (the “Amended and Restated Severance Agreement”); (iii) an automobile allowance of $975 per month; (iv) eligibility for Company-paid salary continuation benefits consisting of ten annual payments of $70,000 each over the 10-year period following death while employed; (v) eligibility for the Company’s bonus restricted stock program, allowing him to receive 125% of the value of up to 30% (per his election) of his annual incentive earned for a calendar year in the form of restricted shares vesting after one year; (vi) eligibility to defer some or all of his salary and annual incentive under the Company’s nonqualified Deferred Compensation Plan; (vii) the right to enter into the Company’s standard indemnification agreement for Company officers; and (viii) other benefits generally available to the Company’s employees, such as medical, dental, and disability insurance and 401(k) matching payments.

As previously disclosed in the Company’s 2014 and 2015 proxy statements, CenturyLink is both a client and a vendor of the Company. Mr. Lal was not compensated directly or indirectly as a result of these transactions other than that the Company’s payments to CenturyLink add to the overall revenue of CenturyLink.  Moreover, Mr. Lal did not actively participate in negotiating or consummating the terms of the applicable transactions between the Company and CenturyLink and did not have any direct or indirect material interest in such transactions.  There are no transactions in which Mr. Lal has an interest requiring disclosure under Item 404(a) of Regulation S-K.  There are no arrangements or understandings between Mr. Lal and any other person pursuant to which he was selected as an officer.  Mr. Lal does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

The foregoing descriptions of Mr. Lal’s compensation arrangements and equity awards do not purport to be complete descriptions and are qualified in their entirety by reference to the full text of the agreements filed as an exhibit to this Form 8-K, the Company’s Executive Severance Policy as filed on January 30, 2015 as Exhibit 10.1 to Form 8-K and the form of the Company’s Amended and Restated Severance Agreement filed on March 19, 2015 as Exhibit 10.1 to Form 8-K, each as incorporated by reference in this Item 5.02.

A copy of the press releases issued by the Company on February 17, 2016 announcing certain of the matters described above are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d)

Exhibit Number	Exhibit Title

10.1	Offer Letter from Harte Hanks, Inc. to Shirish R. Lal dated February 3, 2016

10.2	Form of Non-Qualified Stock Option Agreement between Harte Hanks, Inc. and Shirish R. Lal

10.3.	Form of Restricted Stock Award Agreement between Harte Hanks, Inc. and Shirish R. Lal

99.1	Press Release of Harte-Hanks, Inc. (Announcing New COO and CTO) dated February 17, 2016

99.2	Press Release of Harte-Hanks, Inc. (Disclosing Inducement Awards) dated February 17, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2016		HARTE HANKS, INC.

	By:	/s/ Robert L. R. Munden
Robert L. R. Munden
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

10.1	Offer Letter from Harte Hanks, Inc. to Shirish R. Lal dated February 3, 2016

10.2	Form of Non-Qualified Stock Option Agreement between Harte Hanks, Inc. and Shirish R. Lal

10.3	Form of Restricted Stock Award Agreement between Harte Hanks, Inc. and Shirish R. Lal

99.1	Press Release of Harte-Hanks, Inc. (Announcing New COO and CTO) dated February 17, 2016

99.2	Press Release of Harte-Hanks, Inc. (Disclosing Inducement Awards) dated February 17, 2016